CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)(PARENTHETICAL) - USD ($) $ in Thousands	Jun. 30, 2025	Dec. 31, 2024
Accounts receivable - net of allowance for credit losses	$ 354	$ 296
Common Stock, No Par Value	$ 0	$ 0
Common Stock, Shares Authorized	99,999,999	99,999,999
Common Stock, Shares, Issued	51,551,462	50,773,337
Common Stock, Shares, Outstanding	51,551,462	50,773,337
Founder Share, No Par Value	$ 0	$ 0
Founder Shares, Authorized	1	1
Founder Shares, Issued	1	1
Founder Shares, Outstanding	1	1